Long-Term Debt (Tables)	12 Months Ended
Jul. 31, 2014
Debt Disclosure [Abstract]
Long-term debt

	July 31,
	2014	2013
Mortgage payable - interest at 9.75 percent per annum, monthly interest payments of $6,771, principal due November 2013, secured by secondary rights to real property located at 11 Carlaw Avenue, Toronto, Canada	$-0-	$617,665
Total Debt	-0-	617,665
Less Current Maturities of Long-Term Debt	-0-	617,665
Total Long-Term Debt	-0-	-0-